UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2024

Emerald Holding, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38076	42-1775077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Broadway, 14th Floor
New York, New York		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 226-5700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 18, 2024, Emerald Holding, Inc. (the “Company”) issued a press release announcing that all of the Company’s outstanding Series A Convertible Participating Preferred Stock (OTC: EEXAP) (the “Series A Preferred Stock”), will be converted into shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”).

On April 17, 2024, the closing share price of the Common Stock was $6.24, marking the 20th consecutive trading day that the Common Stock’s closing share price exceeded $6.16, triggering the mandatory conversion of the Series A Preferred Stock in accordance with the Certificate of Designations of the Series A Preferred Stock (filed as Exhibit 3.1 to the Company’s Form 8-K dated June 30, 2020).

On May 2, 2024 (the “Conversion Date”), each holder of Series A Preferred Stock will be entitled to receive 1.97165806097004 shares of Common Stock for each share of Series A Preferred Stock. Cash will be paid in lieu of fractional shares of Common Stock. As of April 18, 2024, there are 71,402,607 shares of Series A Preferred Stock outstanding, as a result of which up to 140,781,525 newly issued shares of Common Stock will be issued upon the Conversion Date, assuming no voluntary conversions by holders of the Series A Preferred Stock prior to such date. Currently, there are approximately 63,055,460 shares of Common Stock outstanding.

From and after the Conversion Date, no shares of Series A Preferred Stock will be issued or outstanding and all rights of the prior holders of Series A Preferred Stock will have been terminated.

A copy of the Company’s press release regarding the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Emerald Holding, Inc. dated April 18, 2024.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERALD HOLDING, INC.

Date:	April 18, 2024	By:	/s/ David Doft
David Doft Chief Financial Officer